UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2021 (May 18, 2021)

TARGET HOSPITALITY CORP.
(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2170 Buckthorne Place, Suite 440
The Woodlands, Texas 77380
(Address of principal executive offices, including zip code)

(800) 832-4242
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	The Nasdaq Stock Market LLC
Warrants to purchase common stock	THWWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders.

 On May 18, 2021, Target Hospitality Corp. ("the Company") held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders voted for management’s nominees for election as Class III directors to serve for a term that shall expire at the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Votes	Percentage of Total Voted For
Stephen Robertson	73,989,065	4,971,334	7,326,264	93.7%
James B. Archer	74,458,278	4,502,121	7,326,264	94.3%
Joy Berry	73,346,961	5,613,438	7,326,264	92.9%

A plurality of the votes cast were voted in favor of the proposal, and therefore the appointment of the Class III directors has been ratified by the stockholders.

Proposal 2: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the audit committee of the Board of the Company, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote taken were as follows:

For	Against	Abstentions	Broker Non-Votes	Percentage of Total Voted For
86,278,533	7,149	981	—	99.9%

A majority of the votes cast were voted in favor of the proposal, and therefore the appointment of auditors has been ratified by the stockholders.

Item 8.01. Other Events

On May 18, 2021, the Company awarded restricted stock units to each of our non-employee directors. A copy of the form of award agreement for our non-employee directors is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Restricted Stock Unit Agreement (Non-Employee Directors)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: May 19, 2021		Name: Heidi D. Lewis
Title: Executive VP, General Counsel and Secretary

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